UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ONE HORIZON GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ONE HORIZON GROUP, INC.

T1-017 Tierney Building, University of Limerick

Limerick, Ireland

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

One Horizon Group, Inc. (“OHGI” or the “Company”) will hold its Annual Meeting of Stockholders (“Annual Meeting”) at 1450 Broadway, Floor 26, New York NY 10018, on Friday, December 30, 2016 (the “Meeting Date”), at 10:00 AM (Eastern Standard Time).  You may attend the Annual Meeting in person or telephonically by dialing in (+1) 712-432-0080, access code 512917#. We are holding the Annual Meeting for the following purposes:

1)	To elect members of the Board of Directors, whose terms are described in the proxy statement;
2)	To approve and ratify the appointment of Cherry Bekaert LLP as the Company’s independent auditor to audit the financial statements for the fiscal year ending on December 31, 2016; and,
5)	To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

Holders of record of OHGI common stock at the close of business on November 17, 2016 (the “Record Date”), are entitled to vote at the Annual Meeting. The Board urges Stockholders to vote “FOR ALL” of Item 1 and “FOR” Item 2 and solicits your vote.

It is important that your shares be represented and voted at the Annual Meeting.  We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, please vote your shares using the enclosed proxy card. You may vote via internet at  www.proxyvote.com following the instructions therein; or vote by phone 1-800-690-6903 until 11:59 P.M. Eastern Time the day before the cut-off date or Annual Meeting date, or simply sign the proxy card where required, note the number of shares you own and if you will attend the Annual Meeting in person, and return the card in the envelope provided to us in the postage-paid envelop we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  Of course, you may also vote your shares in person at the Annual Meeting.

By Order of the Board of Directors,

/s/ Brian Collins
Brian Collins, Chief Executive Officer
November 21, 2016

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE,

YOUR SHARES WILL BE VOTED “FOR” ALL OF THE NOMINEES LISTED ABOVE AND “FOR”

EACH OF THE OTHER PROPOSAL.

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to Be Held at 10:00 a.m. on December 30, 2016 Eastern Standard Time The Notice of Annual Meeting, proxy statement and Annual Report on Form 10-K are available at www.proxyvote.com.

PROXY STATEMENT

We are providing these proxy materials in connection with the solicitation by the Board of Directors of One Horizon Group, Inc. of proxies to be voted at our Annual Meeting of Stockholders, to be held on Friday, December 30, 2016, and at any Annual Meeting following postponement or adjournment of the Annual Meeting.

You are cordially invited to attend the Annual Meeting, which will begin at 10:00 AM (EST).  The Annual Meeting will be held at 1450 Broadway, Floor 26, New York NY 10018.  Stockholders will be admitted beginning at 9:30 AM (EST).

You will need to bring a valid government-issued photo ID to enter the Annual Meeting. If your shares are held in the name of a bank, broker, or other nominee and you plan to attend the Annual Meeting, you must obtain a proxy, executed in your favor, from your broker or other holder of record, to be able to vote at the Annual Meeting.

IMPORTANT—PLEASE READ

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your proxy at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting and will save us the expense of additional solicitation. Sending in your proxy card and voting will not prevent you from voting your shares at the Annual Meeting, or changing your vote, if you desire to do so. It will also help us provide adequate seating if you note that you will attend. Your proxy is revocable at your option in the manner described in the Proxy Statement.

Proxies and Voting Procedures

You can vote via one of the following methods:

1)	Vote By Internet: You may vote via internet at www.proxyvote.com, Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or Annual Meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

2)	Vote In Person: If you choose to vote in person at the Annual Meeting, please request a proxy card upon arrival at the Annual Meeting and return the completed card to the Inspector of Elections prior to the vote.

3)	Vote By Phone 1-800-690-6903. Use any touch-tone telephone to transmit your voting instruction up until 11:50 P.M. Eastern Time the date before the cut-off date or Annual Meeting date .Have your proxy card in hand when you call and then follow the instruction.

4)	Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If your shares are held in “street name,” you must obtain a proxy, executed in your favor, from your broker or other holder of record, to be able to vote at the Annual Meeting.

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy or by voting in person at the Annual Meeting.

All shares entitled to vote and represented by properly completed proxies received prior to the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with your instructions.

If you hold your shares through a broker, your shares may be voted even if you do not attend the Annual Meeting.

Abstentions and broker non-votes do not have the effect of votes in opposition to a director. Abstentions are also counted towards determining a quorum.

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If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote.  If the Annual Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned Annual Meeting.  You will still be able to revoke your proxy until it is voted.  At the date this proxy statement went to press, we did not anticipate that any other matters would be raised at the Annual Meeting.

Stockholders Entitled to Vote

You are entitled to vote at the Annual Meeting all shares of our common stock that you held as of the close of business on the record date.  Each share of our common stock is entitled to one vote with respect to each matter properly brought before the Annual Meeting.

On November 21, 2016, the record date, there were 35,809,348 shares of common stock issued and outstanding.

A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting, and for 10 days prior to the Annual Meeting, at 1450 Broadway, Floor 26, New York NY 10018 between the hours of 9:00 a.m. and 4:00 p.m. EST.

Required Quorum

The presence, in person or by proxy, of the holders with one third of the voting power at the Annual Meeting shall constitute a quorum, which is required in order to transact business at the Annual Meeting.

Cost of Proxy Distribution and Solicitation

OHGI will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of proxies.  Proxies may be solicited on behalf of OHGI in person or by telephone, e-mail, facsimile or other electronic means by directors, officers or employees of OHGI, who will receive no additional compensation for soliciting.  In accordance with the rules of the Securities and Exchange Commission, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of OHGI stock.

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PROPOSAL 1

PROPOSAL FOR THE ELECTION OF DIRECTORS

The Board of Directors is comprised of only one class. All of the directors will serve until the next annual Annual Meeting of shareholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. There are no family relationships among our directors and executive officers. Provided below are brief descriptions of the business experience of each director during the past five years and an indication of directorships held by each director in other companies subject to the reporting requirements under the Federal securities laws.

Information with Respect to Director Nominees

Name	Age	Principal Occupation or Employment	First Became Director
Brian Collins	48	President, Chief Executive Officer, Chief Technology Officer, Director	12/10/12

Martin Ward	59	Chief Financial Officer, Director	12/10/12

Nicholas Carpinello	66	Owner, Carpinello Enterprises LLC, Director	3/7/13

Richard Vos	71	Director	8/21/2013

Robert Law	65	Director	8/28/2013

Robert Vogler	66	Director	1/8/14

Brian Collins, President, Chief Executive Officer, Chief Technology Officer, Director. Mr. Collins was appointed as Chief Executive Officer on July 28, 2014. Mr. Collins has been the CEO of Abbey Technology, a subsidiary of the Company since he founded it in 1999. After the Company acquired Abbey Technology in November 2010, Mr. Collins was appointed Vice President and Chief Technology Officer of the Company. Mr. Collins is the co-inventor of the Horizon Platform, and has over 20 years’ experience in the technology sector with a background in software engineering. Abbey Technology developed software systems for the Swiss banking industry. Prior to his employment at Abbey, he worked as a software engineer for Credit Suisse First Boston Equities in Zurich. Earlier in his career, between 1993 and 1996, he worked as a software engineer for Sybase, an information technology company, in California and Amsterdam. Mr. Collins graduated in 1990 with a BSc Hons in Computer Systems from the University of Limerick, Ireland. He also undertook further software research and development at International Computers Limited between 1990 and 1993. Mr. Collins brings experience founding and working at technology companies along with extensive knowledge of software engineering.

Martin Ward, Chief Financial Officer, Director. Mr. Ward was appointed Chief Financial Officer on November 30, 2012 and director on December 10, 2012. Prior to his appointment as Chief Financial Officer, Mr. Ward had served as the Chief Financial Officer and Company Secretary of One Horizon Group, PLC since 2004. Prior to joining One Horizon Group, Mr. Ward was a partner at Langdowns DFK, a United Kingdom-based chartered accountancy practice. Earlier in his career, between 1983 and 1987, he worked for PricewaterhouseCoopers as an Audit Manager. Mr. Ward is a fellow of the Institute of Chartered Accountants of England and Wales. Mr. Ward brings significant experience in accounting, corporate finance and public company reporting.

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Nicholas Carpinello, Independent Director. Mr. Carpinello was appointed as a director on March 7, 2013. He has been the owner of Carpinello Enterprises LLC d/b/a Cottman Transmission Center, a national auto service franchise, since 2004 and also has worked as a consultant to SatCom Distribution Inc. (“SDI”), assisting in various business, tax and financial matters of US operations of UK-based distributors of satellite communication hardware and airtime, since 2005. Prior to November 2012, SDI was a subsidiary of One Horizon Group PLC. Mr. Carpinello’s years of professional experience are extensive, and include experience as CFO and Treasurer with multinational public and private manufacturers of armored vehicles and, later in his career, CFO of privately-held companies in the computer science field. He is a Certified Public Accountant, an alumnus of Arthur Andersen & Co., and holds a BA degree in Accounting from the University of Cincinnati. The Board decided that Mr. Carpinello should serve as a director because of his significant U.S. public company experience, as well as years of experience as a certified public accountant.

Richard Vos, Independent Director. Mr. Vos was appointed as a director on August 28, 2013. Mr. Vos has been a non-executive director since 2007 of Avanti Communications Group plc, a public company listed on the London Stock Exchange (LSE:AVN).  He is chairman of its remuneration committee and past chairman of its audit committee.  In addition, since 2001, Mr. Vos has been a non-executive director of NSSC Operations Ltd., which operates the National Space Centre in the United Kingdom.  He is the chairman of its audit committee.  From June 2005 to June 2010, Mr. Vos was a director of our United Kingdom subsidiary, One Horizon Group plc (formerly SatCom Group Holdings plc) (“One Horizon UK”), and from October 2006 to June 2010 was also Chairman.  From July 2005 to March 2010, One Horizon UK was listed on the Alternative Investment Market of the London Stock Exchange (AIM: SGH).  From October 2008 to October 2010, Mr. Vos served as a director of TerreStar Europe Ltd., a former start-up business seeking to provide mobile satellite services in Europe. From April 2003 to 2009, Mr. Vos was chairman of the Telecommunications and Navigation Advisory Board of the British National Space Centre (subsequently replaced by the United Kingdom Space Agency).   From September 2006 to June 2009, Mr. Vos was a director of Avanti Screenmedia Group plc, formerly listed on the London Stock Exchange (LSE:ASG), which provided satellite and other services.  Mr. Vos obtained his Bachelor of Arts with Honors in Modern Languages from University of London in 1968, and his Diploma in Management Studies from Kingston Polytechnic in 1973. He is a member of the Institute of Directors

Robert Law, Independent Director. Mr. Law was appointed as a director on August 28, 2013. Since 1990, Mr. Law has served as chief executive officer of Langdowns DFK Limited (“Langdowns”), a United Kingdom-based accounting, tax and business advisory firm, and since 1979 has served as a director of Langdowns.  Also, since 1990, Mr. Law has been the chief executive officer of Southern Business Advisers LLP (“Southern Business Advisers”), a United Kingdom-based business associated with Langdowns that also offers accounting, tax and business advisory services, and has been a member of Southern Business Advisers since 1979.  Mr. Law is a Fellow of the Institute of Chartered Accountants in England and Wales (“ICAEW”), and is a member of the Valuation and Information Technology Faculties of the ICAEW.  Mr. Law qualified as an ICAEW Chartered Accountant in 1976.

Robert Vogler, Independent Director. Mr. Vogler was appointed as a director on January 8, 2014. He has a long-standing history as a successful executive and business owner. He also has extensive experiences and practices as an accounting specialist.  Mr. Vogler has been the owner and Chairman of the Board of Kreivo AG, an accounting and bookkeeping company serving Swiss companies in a variety of industries with operations throughout Europe since 1974. Mr. Vogler has served on the Boards of other Swiss accounting firms such as RV Revisions AG, Impe Zug AG and also served as President of Lüfta Baar, a HVAC Company also based in Switzerland. Mr. Vogler is not a director of any public companies except One Horizon.

Pursuant to our Articles of Incorporation, this proposal can be approved at the Annual Meeting by a plurality of the votes cast at the election.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE NAMED DIRECTORS. with THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE ABOVE NAMED DIRECTOR NOMINEES.

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Executive Officer(s)

Name	Age	Position

Brian Collins	48	President, Chief Executive Officer, Chief Technology Officer, Director

Martin Ward	59	Chief Financial Officer, Director

Brief descriptions of the business experience during the past five years of our executive officer and an indication of directorships, if any, held by such officer in other companies subject to the reporting requirements under the Federal securities laws are provided above within Proposal 1.

Significant Employee

The following are employees who are not executive officers, but who are expected to make significant contributions to our business:

Qingsong  Li

Mr. Li, aged 40, was appointed the General Manager of Horizon Network Technology Co., Ltd at the end of 2012. Mr. Li was the Deputy General Manager of Nanjing ZTEsoft CO., Ltd, in charge of international marketing and national business development from 2008 to 2012. Before that period, he was a Software Engineer (2002-2003), Chief of International Development Team (2003-2004), Deputy Head of International Sales Department (2004-2005) and Head of International Sales Department (2006-2007) of Nanjing ZTEsoft Co., Ltd. Mr. Li graduated from Southeast University, Nanjing with a master degree in System Engineering and Hefei University of Technology with a bachelor degree in Accounting and minor in Computer Science.

Peter Hall

Peter Hall, aged 42, joined One Horizon Group in 2011 and was appointed Chief Information Officer in August 2014. Before joining the Company, he worked at Microsoft within the Premier Field Engineering Division (2008-2011).  Between 2004 and 2008 he worked as a Security Consultant for Atos Origin and a CRM software company, AIT Group plc, between 1998 and 2002. Mr. Hall has held the CISSP certification since 2010. He graduated from the University of Sheffield in 1995 and also holds an MSc (Distinction) Degree from University College London in 2006.

Andrew Le Gear

Dr. Andrew Le Gear, aged 34, joined One Horizon Group in 2013 and was appointed Chief Horizon Architect in September 2015.  Before joining the Company, he worked as a Senior Solutions Architect at Dell Inc. (2012-1013), and as an Equity Trading Software Engineer at Lehman Brothers Inc. and Nomura Plc. (2007-2012).  Prior to this he was co-founder of Juneberi Ltd., a research driven software tech startup (2004-2007). Dr. Le Gear graduated from the University of Limerick in 2003 and again in 2006, with a B.Sc. in Computer Systems and a Ph.D. in Computer Science respectively.

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GOVERNANCE OF OHGI

Committees of the Board of Directors

Audit Committee and Financial Expert

Our Audit Committee consists of Nicholas Carpinello, Robert Law and Richard Vos, each of whom is independent. The Audit Committee assists the Board of Directors oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of our internal audit function and independent auditor, and prepares the report that the Securities and Exchange Commission requires to be included in our annual proxy statement. The audit committee operates under a written charter. Mr. Carpinello is the Chairman of our audit committee.

The Board of Directors determined that Mr. Carpinello possesses accounting or related financial management experience that qualifies him as financially sophisticated within the meaning of Rule 4350(d)(2)(A) of the Nasdaq Marketplace Rules and that he is an “audit committee financial expert” as defined by the rules and regulations of the SEC.

The audit committee has reviewed and discussed the audited financial statements with management. The audit committee has discussed with our independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61 as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee has received the written disclosures and the letter from our independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. Based on the foregoing review and discussion, the audit committee recommended to the board that the audited financial statements be included in our annual report on Form 10-K for fiscal year 2015.

A copy of current charter of Audit Committee is available on the Company’s website http://content.stockpr.com/onehorizongroup/media/6f6926ac07f2526da1eaa0d94f84c6d7.pdf

During the year ended December 31, 2015, the audit committee held 4 meetings.

Nominating and Corporate Governance Committee

The purpose of the Nominating and Corporate Governance Committee is to assist the Board of Directors in identifying qualified individuals to become members of our Board of Directors, in determining the composition of the Board of Directors and in monitoring the process to assess Board effectiveness. Each of Nicholas Carpinello, Robert Law and Richard Vos are members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates under a written charter. Mr. Richard Vos is the Chairman of the Nominating and Corporate Governance Committee.

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●	Our Nominating and Corporate Governance Committee has, among the others, the following authority and responsibilities:

●	To determine and recommend to the Board, the criteria to be considered in selecting nominees for the director;

●	To identify and screen candidate consistent with such criteria and consider any candidates recommended by our stockholders pursuant to the procedures described in our proxy statement or in accordance with applicable laws, rules and regulations and provisions of our charter documents.

●	To select and approve the nominees for director to be submitted to a stockholder vote at the annual Annual Meeting of stockholders.

A copy of current charter of Nominating and Corporate Governance Committee is available on the Company’s website http://content.stockpr.com/onehorizongroup/media/8eccadeceb1ccc10b249cc5ab2456058.pdf

During the year ended December 31, 2015, the nominating and corporate governance committee held 4 meetings.

Compensation Committee

The Compensation Committee is responsible for overseeing and, as appropriate, making recommendations to the Board of Directors regarding the annual salaries and other compensation of our executive officers and general employees and other policies, and for providing assistance and recommendations with respect to our compensation policies and practices. Each of Nicholas Carpinello, Robert Law and Richard Vos are members of the Compensation Committee. The Compensation Committee operates under a written charter. Mr. Robert Law is the Chairman of Compensation Committee.

As required by Rule 10C-1(b)(2), (3) and (4)(i)-(vi) under the Securities Exchange Act of 1934 (the “Act”) , our Compensation Committee has, among the others,  the following responsibilities and authority.

●	The compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser.

●	The compensation committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel and other adviser retained by the compensation committee or said group.

●	The Company must provide for appropriate funding, as determined by the compensation committee, for payment of reasonable compensation to a compensation consultant, legal counsel or any other adviser retained by the compensation committee or said group.

●	The compensation committee select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee or said group, other than in-house legal counsel, only after conducting an independence assessment with respect to the adviser as provided for in the Act.

A copy of current Charter of Compensation Committee is available on the Company’s website http://content.stockpr.com/onehorizongroup/media/abf14232f92dbd65d5ee4c83d7b1fa3b.pdf

During the year ended December 31, 2015, the compensation committee held 4 meetings.

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Code of Ethics

Our board of directors has adopted a Policy Statement on Business Ethics and Conflicts of Interest (“Code of Ethics”) applicable to all employees, including the Company’s chief executive officer and chief financial officer. A copy of the Code of Ethics and Business Conduct is available on the Company’s websitehttp://content.stockpr.com/onehorizongroup/media/250c1db923f658aca6cc69dfc35c7f89.pdf

Board Leadership Structure and the Board’s Role in Risk Oversight.

Board Leadership Structure and the Board’s Role in Risk Oversight.

The Board of Directors currently does not have a Chairman. Our Chief Executive Officer acts as the Chairman of the Board. The Board determined that in the best interest of the Company the most effective leadership structure at this time is not to separate the roles of Chairman and Chief Executive Officer. A combined structure provides the Company with a single leader who represents the company to our stockholders, regulators, business partners and other stakeholders, among other reasons set forth below. Should the Board conclude otherwise, the Board will separate the roles and appoint an independent Chairman.

●    This structure creates efficiency in the preparation of the meeting agendas and related Board materials as the Company’s Chief Executive Officer works directly with those individuals preparing the necessary Board materials and is more connected to the overall daily operations of the Company. Agendas are also prepared with the permitted input of the full Board of Directors allowing for any concerns or risks of any individual director to be discussed as deemed appropriate. The Board believes that the Company has benefited from this structure, and Mr. Collin’s continuation in the combined role of the Acting Chairman and Chief Executive Officer is in the best interest of the stockholders.

●    The Company believes that the combined structure is necessary and allows for efficient and effective oversight, given the Company’s relatively small size, its corporate strategy and focus.

The Board of Directors does not have a specific role in risk oversight of the Company. The Chairman, President and Chief Executive Officer and other executive officers and employees of the Company provide the Board of Directors with information regarding the Company’s risks. Annual Meeting

Board Independence

Our stock is currently trading on Nasdaq Capital Market; we are required to comply with the director independence requirements of the Nasdaq rules. The Board of Directors also consults with counsel to ensure that the Boards of Directors’ determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors, including those adopted under the Sarbanes-Oxley Act of 2002 with respect to the independence of Audit Committee members.  The Nasdaq listing standards define an “independent director” generally as a person, other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment.  Four of our directors, Mr. Carpinello, Mr. Vos, Mr. Law and Mr. Vogler are “independent” as that term is defined by Nasdaq Rule 4200(a)(15); accordingly, we satisfy the “independent director” requirements, which requires that a majority of a company’s directors be independent.

Directors Attendance at Meetings

During fiscal year 2015, the Board held 5 telephonic meetings and a majority of our board members attended all such meetings.

We intend to schedule a Board meeting in conjunction with our Annual Meeting and expect that our directors will attend, whether in person or telephonically, absent a valid reason such as a schedule conflict.

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Stockholder Communications with Directors

OHGI stockholders who want to communicate with our Board or any individual director can write to:

One Horizon Group, Inc.

T1-017 Tierney Building, University of Limerick, Limerick, Ireland.

Attn: Board Administration

Your letter should indicate that you are an OHGI stockholder.  Depending on the subject matter, management will:

●	Forward the communication to the Director or Directors to whom it is addressed;

●	Attempt to handle the inquiry directly, for example where it is a request for information about OHGI or it is a stock-related matter; or

●	Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

 At each Board meeting, a member of management presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the Directors on request.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of any class of our securities registered under Section 12(g) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten (10%) percent beneficial owners have been complied with during the year ended December 31, 2015 and through the date hereof.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have not entered into any transactions during the last two fiscal years with any director, executive officer, director nominee, 5% or more shareholder, nor have we entered into transactions with any member of the immediate families of the foregoing person (include spouse, parents, children, siblings, and in-laws) nor is any such transaction proposed, except as follows:

Amounts due to related parties include the following: (in thousands)

	September 30	December 31
	2016	2015

Loans due to stockholders (current officers and directors)	$2,343	$2,354

At September 30, 2016, $2,343,000 of related party debt was outstanding and will mature on April 1, 2018, which is unsecured and is interest free.

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Promoters and Certain Control Persons

None of our management or other control persons were “promoters” (within the meaning of Rule 405 under the Securities Act), and none of such persons took the initiative in the formation of our business or received any of our debt or equity securities or any of the proceeds from the sale of such securities in exchange for the contribution of property or services, during the last five years.

LEGAL PROCEEDINGS

We are not a party to any material legal proceedings and no material legal proceedings have been threatened by us or, to the best of our knowledge, against us except the following:

In 2012, we sold certain former subsidiaries engaged in provision of satellite service in 2012 to Broadband Satellite Services (“BSS”), a company incorporated under laws of England and Wales. Horizon Globex, a company incorporated in Switzerland and a subsidiary of us, had provided these subsidiary companies with software and IT services.  In connection with its acquisition of our former subsidiary companies, BSS entered into three agreements with Horizon Globex pursuant to which BSS continued to use Horizon Globex to supply  software and IT services.  Notwithstanding the fact that Horizon Globex has provided such ongoing software and IT services, BSS has failed to pay our fees pursuant to the agreements.  As a result, on December 23, 2014, we initiated legal proceedings in the High Court, Queens Bench Division, Commercial Court No. 2014 folio 1560 against BSS in the United Kingdom to collect such fees in the amount of $640,000.  Subsequently, BSS asserted counter claims in the amount of $5.8 million, alleging among other claims, civil fraud in connection with the sale of subsidiary companies.   Based on the timing of these claims, which were never raised until we filed our action against BSS, it is our position that these claims are specious and represent nothing more than an attempt to improve BSS's negotiating position with regard to our legitimate claims against it.   As a result, we plan to continue to carry out our claims against BSS to the fullest extent possible and to defend BSS's counter-claims vigorously.  We note further that several of BSS's counter claims may be time barred by applicable sections of the contracts and plan to assert the same as an affirmative defense to such counter claim. Notwithstanding our views with regard to our claims against BSS and BSS's counterclaims, litigation is by its nature unpredictable and therefore we cannot guarantee with certainty the outcome of our dispute with BSS.

EXECUTIVE AND DIRECTOR COMPENSATION

The following tables set forth, for each of the last two completed fiscal years of the Company, the total compensation awarded to, earned by or paid to any person who was a principal executive officer during the preceding fiscal year and every other highest compensated executive officers earning more than $100,000 during the last fiscal year (together, the “Named Executive Officers”).

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Summary Compensation Table: Executives

Name and Principal Position	Period	Salary ($)	Bonus ($)	Stock Award(s) ($)	Option Awards ($)	Non- Equity Incentive Plan Compensation	Non- Qualified Deferred Compen- sation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Mark White, Former CEO(1)	Year ended 12/31/15	0	0	0	0	0	0	0	0

	Year ended 12/31/14	358,750	0	0	0	0	0	0	358,750

Brian Collins, CEO (2)	Year ended 12/31/15	360,000	0	0	357,000	0	0	0	717,000

	Year ended 12/31/14	615,000	0	0	0	0	0	0	615,000

Martin Ward, CFO(3)	Year ended 12/31/15	287,000	0	0	0	0	0	0	287,000
	Year ended 12/31/14	292,000	0	0	0	0	0	0	292,000

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(1)	Mr. White was appointed our Chief Executive Officer effective November 30, 2012 and resigned on July 24, 2014 due to personal reasons. Mr. White was paid predominately in Swiss Francs, with a conversion rates of CHF 1.00 = $1.12, which rate represents the average exchange rate for that period, as represented by http://www.oanda.com/currency/historical-rates/.

(2)	Mr. Collins was appointed our Chief Executive Officer effective July 28, 2014 and our chief technology officer effective November 30, 2012. For the period ended December 31, 2015, Mr. Collins was paid predominately .in US Dollars.

(3)	Mr. Ward was appointed our Chief Financial Officer effective November 30, 2012. For the period ended December 31, 2014, Mr. Ward was paid predominately in pounds sterling, with conversion rate of £1.00 = $1.5571, which rate represents the average exchange rate for that period, as represented by http://www.oanda.com/currency/historical-rates/. For the period ended December 31, 2015, Mr. Ward was paid predominately in British pounds (GBP 1 = USD 1.5288).

Pension Benefit

None during the periods covered in this Report

Nonqualified Deferred Compensation

None during the periods covered in this Report

Retirement/Resignation Plans

None during the periods covered in this Report

Outstanding Equity Awards at 2014 Year-End

As of the year ended December 31, 2015, there were no unexercised options, stock that has not vested or equity incentive plan awards held by any of the Company’s named executive officers.

Compensation of Directors

Our directors are reimbursed for expenses incurred by them in connection with attending Board of Directors’ meetings.  The following table sets forth all cash compensation paid by us, as well as certain other compensation paid or accrued, in 2015, to each of the following named directors.

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Fees Earned or Paid in Cash ($)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compen- sation ($)	Total ($)
Nicholas Carpinello	18,000	0	0	0	0	0	18,000
Brian Collins	360,000	0	357,000	0	0	0	717,000
Robert Law	18,000	0	0	0	0	0	18,000
Richard Vos	18,000	0	0	0	0	0	18,000
Martin Ward	287,000	0	0	0	0	0	287,000
Robert Vogler	18,000	0	0	0	0	0	18,000

BENEFICIAL OWNERSHIP OF OHGI COMMON STOCK

As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable.

As of November 21, 2016, we had a total of 35,809,348 shares of common stock and 170,940 shares of preferred stock issued and outstanding, which are the only issued and outstanding equity securities of the Company. The preferred stock does not have voting rights with respect to the proposals contained herein, but we include such stock on as converted basis for purposes of the following table.

The following table sets forth, as of November 21, 2016: (a) the names and addresses of each beneficial owner of more than 5% of our common stock and preferred stock (taken together as one class) known to us, the number of shares of common stock and preferred stock beneficially owned by each such person, and the percent of our common stock and preferred stock so owned; and (b) the names and addresses of each director and executive officer, the number of shares our common stock and preferred stock beneficially owned, and the percentage of our common stock and preferred stock so owned, by each such person, and by all of our directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of our common stock and preferred stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock and preferred stock, except as otherwise indicated. Individual beneficial ownership also includes shares of Common Stock that a person has the right to acquire within 60 days from November 21, 2016.

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Name of Person or Group	Amount And Nature of Beneficial Ownership(1)	Percent

Principal Stockholders:

Alexandra Mary Johnson 44 Fairway Lakes Village Caldecott Hall Fritton Great Yarmouth Norfolk, NR31 9EY United Kingdom	1,942,666	5.43%

Adam Christie Thompson 547A Wellington Road Crisfield, MD 21817	1,942,666	5.43%

Century River Limited Rooms 1105-12, 11F Nan Fung Tower 173 Des Voeux Rd, Central Hong Kong	4,262,399	11.90%

Named Executive Officers and Directors:

Brian Collins	6,069,011	16.95%

Martin Ward	2,914,666	8.14%

Richard Vos	9,729	*

Nicholas Carpinello	16	*

Robert Law	0	*

Robert Vogler	194,600	*
All Executive Officers and Directors as a Group (6 persons):	9,188,022	25.12%

*	Less than 1%.
(1)	Except as otherwise indicated, each of the stockholders listed above has sole voting and investment power over the shares beneficially owned.
(2)	Mr. White was appointed our chief executive officer effective November 30, 2012 and resigned on July 24, 2014 due to personal reasons.

Vote Required and Recommendation

Directors will be elected at the Annual Meeting by a plurality (meaning, the largest number) of the votes cast for each director. Unless a shareholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR election, as directors, of the nominees listed in the Proxy Card. If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the Annual Meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the holders of such proxy.

THE BOARD RECOMMENDS THAT YOU VOTE “ALL FOR” THE NOMINEES OF ELECTION OF DIRECTORS OF THE BOARD.

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PROPOSAL 2

PROPOSAL TO RATIFY THE APPOINTMENT OF OUR INDEPENDENT AUDITORS

Independent Public Accountants

On October 12, 2016, Peterson Sullivan LLP (“Peterson”) resigned as One Horizon Group, Inc.’s (the “Company”) independent registered public accounting firm. On the same date, on the recommendation of the Audit Committee, the Board appointed the firm of Cherry Bekaert LLP (“Cherry”), an independent registered certified public accounting firm, as the Company’s new independent auditor to audit the financial statements for the fiscal year ending on December 31, 2016. Although ratification by the stockholders is not required by law or the Company’s governance documents, the Company believes ratification of this appointment is good corporate practice because the audit of the Company’s books and records is a matter of importance to the Company’s stockholders. In the event this ratification is not received, the Audit Committee will reconsider the selection of Cherry, however, the Board may nevertheless elect to retain them. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent auditor at any time during the year, if it determines that such a change would be in the best interests of the Company and our stockholders.

Representatives of Cherry are not expected to be present at the Annual Meeting, but will be available via telephone to respond to questions from the Company’s stockholders.

Audit Fees

The following table presents fees for professional audit services rendered by Peterson for the audit of our annual financial statements for the years ended December 31, 2015 and December 31, 2014, and fees billed for other services rendered (for audit and non-audit services and all “out-of-pocket” costs incurred in connection with these services) by Peterson during these periods.

Services Provided	2015	2014
Audit Fees	$150,000	$110,000
Audit Related Fees	30,000	70,000
Tax Fees	0	0
All Other Fees	0	0
Total	$180,000	$180,000

Audit Fees – Audit fees billed by Peterson, the Company’s prior independent registered public accounting firm, were for the audit of our annual consolidated financial statements, including any fees related to other filings with the SEC.

Audit-Related Fees – Audit-related fees billed during the 2014 were for the work undertaken in respect of the restatement of the 2013 consolidated financial statements and prior years together with the interim financial statements on Form 10Q.

Tax Fees – There were no tax fees billed or accrued during the Reported Periods.

All Other Fees – There were no other fees billed or accrued during the Reported Periods.

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Preapproval Policies and Procedures

Before the independent registered accountants are engaged to render audit services or non-audit activities, the engagement is approved by our board of directors acting as the audit committee.

Audit Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Commission, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except to the extent that the Company incorporates it by specific reference.

Review and Discussions with Management. The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2015 with the management of the Company. The Audit Committee also discussed with the Company’s senior management the process for certifications by the Company’s chief executive officer and chief financial officer required by the Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the Commission.

Review and Discussions with Independent Auditors. The Audit Committee has discussed with Cherry, the Company’s independent registered certified public accounting firm, the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 16, “Communications with Audit Committees,” which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. In addition, the Audit Committee has reviewed the selection, application and disclosure of the Company’s critical accounting policies. The Audit Committee has also received written disclosures and letters from PricewaterhouseCoopers required by Rule 3524 and Rule 3526 of the Public Company Accounting Oversight Board, “Communication with Audit Committees Concerning Independence,” and has discussed with PricewaterhouseCoopers their independence from the Company.

Conclusion. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the 2015 Annual Report on Form 10-K for filing with the Commission.

The Audit Committee:

Nicholas Carpinello

Robert Law

Richard Vos

Vote Required and Recommendation

Approval of this proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy and entitled to vote at the Annual Meeting.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT LLP AS THE COMPANY’S INDEPENDENT AUDITOR TO AUDIT THE FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING ON DECEMBER 31, 2016.

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STOCKHOLDER PROPOSALS FOR THE FISCAL YEAR 2015 ANNUAL MEETING

Any stockholder who intends to present a proposal at the 2016 Annual Meeting of Stockholders must ensure that the proposal is submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and received by the Corporate Secretary of One Horizon Group, Inc, T1-017 Tierney Building, University of Limerick, Limerick, Ireland:

●	Not later than September 1, 2017, nor earlier than June 3, 2017 if the date of next year’s Annual Meeting is to be held on a day which is not more than 30 days in advance of the anniversary of this year’s Annual Meeting or not later than 30 days after the anniversary of this year’s Annual Meeting.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act and file with the SEC proxy statements, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as required.  Stockholders may read and copy any document we file at the SEC’s public reference room at 100 F Street N.E., Washington, D.C. 20549 between the hours of 9:00 a.m. and 5:00 p.m. Eastern, except federal holidays and official closings.  Please call the SEC at (202) 551-8090 for further information on the public reference rooms.  Our SEC EDGAR and XBRL filings are also available to the public from the SEC’s website at http://www.sec.gov and our website at www.onehorizongroup.com.  Copies of SEC EDGAR filings, including those incorporated by reference in this proxy statement, can be obtained without charge by contacting the Company’s U.S. counsel, Hunter Taubman Fischer LLC’s office at 1450 Broadway, 26th Floor, New York, NY 10018.

The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC.  This means that we can disclose important information to stockholders by referring to those documents.  The information incorporated by reference is considered to be a part of this proxy statement, and later information we file with the SEC as specified below will update and supersede that information. We incorporate by reference the following documents filed with the SEC: (i) our Annual Reports and (ii) our Quarterly Reports. In addition, we will mail our Annual Report on Form 10-K for fiscal year ended December 31, 2015 and our Quarterly Report on Form 10-Q for the periods ended September 30, 2016 along with this proxy statement  on November 21, 2016 to our stockholders of Record Date

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FORM OF PROXY CARD

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**The Board of Directors recommends you vote FOR ALL the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

**Nominees**

01 Brian Collins 02 Martin Ward 03 Nicholas Carpinello 04 Richard Vos 05 Robert Law
06 Robert Vogler

**The Board of Directors recommends you vote FOR the following proposal:**

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000303183_1 R1.0.1.29

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com

ONE HORIZON GROUP, INC.
Annual Meeting of Stockholders
December 30, 2016 10:00 AM Eastern Standard Time

The undersigned hereby appoints Mr. Brian Collins, as proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all the shares of stock of One Horizon Group, Inc. which the undersigned is entitled to vote, as specified below on this card, at the Annual Meeting of Stockholders of One Horizon Group, Inc. to be held at 1450 Broadway, 26th Floor, New York NY 10018 on Friday, December 30, 2016, at 10:00 AM Eastern Standard Time and at any adjournment or postponement thereof. The undersigned hereby revokes any proxy or proxies given prior to the date hereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000303183_2 R1.0.1.29